Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                                                       October 2, 2000           to                November 1, 2000
Determination Date                                                     November 8, 2000
Distribution Date                                                     November 13, 2000

Available Amounts
------------------
           Scheduled Payments plus Payaheads, net of Excluded Amounts                             7,194,956.00
           Prepayment Amounts                                                                     1,756,932.77
           Recoveries                                                                               101,200.89
           Investment Earnings on Collection Account and Reserve Fund                                24,251.16
           Late Charges                                                                               8,418.53
           Servicer Advances                                                                              0.00

           Total Available Amounts                                                                9,085,759.35
           -----------------------                                                                ------------

Payments on Distribution Date
-----------------------------

           Trustee Fees (only applicable pursuant to an Event of Default)                                 0.00

           Unreimbursed Servicer Advances to the Servicer                                                 0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                           0.00

           Interest due to Class A-1 Notes                                                                0.00

           Interest due to Class A-2 Notes                                                                0.00

           Interest due to Class A-3 Notes                                                          519,330.96

           Interest due to Class A-4 Notes                                                          146,800.09

           Interest due to Class B Notes                                                             29,058.35

           Interest due to Class C Notes                                                             26,985.46

           Interest due to Class D Notes                                                             29,539.11

           Class A-1 Principal Payment Amount                                                             0.00

           Class A-2 Principal Payment Amount                                                             0.00

           Class A-3 Principal Payment Amount                                                     8,353,269.56

           Class A-4 Principal Payment Amount                                                             0.00

           Class B Principal Payment Amount                                                               0.00

           Class C Principal Payment Amount                                                               0.00

           Class D Principal Payment Amount                                                               0.00

           Additional Principal to Class A-2 Notes                                                        0.00

           Additional Principal to Class A-3 Notes                                                        0.00

           Additional Principal to Class A-4 Notes                                                        0.00

           Additional Principal to Class B Notes                                                          0.00

           Additional Principal to Class C Notes                                                          0.00

           Additional Principal to Class D Notes                                                          0.00

           Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                               0.00
           Deposit to the Reserve Fund                                                              (19,224.19)
           Excess to Certificateholder                                                                    0.00

           Total distributions to Noteholders and Certificateholders                              9,085,759.35
           ---------------------------------------------------------                              ------------

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                                          0.00


Unreimbursed Servicer Advances
------------------------------
           Unreimbursed Servicer Advances                                                                 0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                       0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                     159,033,083.82
  (iii)    Servicing Fee (( (i) / 12 ) x  (ii))                                                           0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                            0.00
           Total Servicing Fee due and accrued ((iii) + (iv))                                             0.00
           Servicing Fee carried forward                                                                  0.00

           Monthly Servicing Fee distributed                                                              0.00


Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                            0.00
           Class A-1 Interest Rate                                                                     4.94795%
           Number of days in Accrual Period                                                                 31
           Current Class A-1 interest due                                                                 0.00
           Class A-1 interest accrued but not paid in prior periods                                       0.00
           Total Class A-1 interest due                                                                   0.00
           Class A-1 interest carried forward                                                             0.00

           Class A-1 interest distribution                                                                0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                               -
           Class A-2 Interest Rate                                                                        5.26%
           Current Class A-2 interest due                                                                    -
           Class A-2 interest accrued but not paid in prior periods                                       0.00
           Total Class A-2 interest due                                                                      -
           Class A-2 interest carried forward                                                             0.00

           Class A-2 interest distribution                                                                0.00


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                  113,308,573.48
           Class A-3 Interest Rate                                                                        5.50%
           Current Class A-3 interest due                                                           519,330.96
           Class A-3 interest accrued but not paid in prior periods                                       0.00
           Total Class A-3 interest due                                                             519,330.96
           Class A-3 interest carried forward                                                             0.00

           Class A-3 interest distribution                                                          519,330.96


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                   31,345,216.00
           Class A-4 Interest Rate                                                                        5.62%
           Current Class A-4 interest due                                                           146,800.09
           Class A-4 interest accrued but not paid in prior periods                                       0.00
           Total Class A-4 interest due                                                             146,800.09
           Class A-4 interest carried forward                                                             0.00

           Class A-4 interest distribution                                                          146,800.09

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                      5,991,412.40
           Class B Interest Rate                                                                          5.82%
           Current Class B interest due                                                              29,058.35
           Class B interest accrued but not paid in prior periods                                         0.00
           Total Class B interest due                                                                29,058.35
           Class B interest carried forward                                                               0.00

           Class B interest distribution                                                             29,058.35


Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                      5,012,779.83
           Class C Interest Rate                                                                          6.46%
           Current Class C interest due                                                              26,985.46
           Class C interest accrued but not paid in prior periods                                         0.00
           Total Class C interest due                                                                26,985.46
           Class C interest carried forward                                                               0.00

           Class C interest distribution                                                             26,985.46


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                      3,865,532.00
           Class D  Interest Rate                                                                         9.17%
           Current Class D interest due                                                              29,539.11
           Class D interest accrued but not paid in prior periods                                         0.00
           Total Class D interest due                                                                29,539.11
           Class D interest carried forward                                                               0.00

           Class D interest distribution                                                             29,539.11


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                May 15, 2000
   (i)     Opening Class A-1 principal balance                                                            0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance          159,523,513.71
  (iii)    ADCB as of last day of the Collection Period                                         149,433,931.64
   (iv)    Monthly Principal Amount ( (ii) - (iii) )                                             10,089,582.07
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                 0.00
           Class A-1 Principal Payment Amount distribution                                                0.00

           Class A-1 Principal Balance after current distribution                                         0.00


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                144,653,789.48
   (ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                    135,922,563.84
           Class A Principal Payment Amount                                                       8,731,225.64
           Funds available for distribution                                                       8,353,269.56

Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                            0.00
           Class A-2 Principal Payment Amount distribution                                                0.00

           Class A-2 principal balance after current distribution                                         0.00


Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                  113,308,573.48
           Class A-3 Principal Payment Amount distribution                                        8,353,269.56

           Class A-3 principal balance after current distribution                               104,955,303.92

Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                                31,345,216.00
           Class A-4 Principal Payment Amount distribution                                                             0.00

           Class A-4 principal balance after current distribution                                             31,345,216.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                                   5,991,412.40
           Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                    5,629,773.94
           Class B Floor                                                                                          67,115.09
           Class B Principal Payment Amount due                                                                  361,638.46
           Class B Principal Payment Amount distribution                                                               0.00

           Class B principal balance after current distribution                                                5,991,412.40


Class C Principal Schedule
-------------------------

           Opening Class C principal balance                                                                   5,012,779.83
           Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                    4,503,789.27
           Class C Floor                                                                                       2,103,434.99
           Class C Principal Payment Amount due                                                                  508,990.56
           Class C Principal Payment Amount distribution                                                               0.00

           Class C principal balance after current distribution                                                5,012,779.83


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                                   3,865,532.00
           Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                    2,251,969.35
           Class D Floor                                                                                       3,572,336.91
           Class D Principal Payment Amount due                                                                  293,195.09
           Class D Principal Payment Amount distribution                                                               0.00

           Class D principal balance after current distribution                                                3,865,532.00

Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                                   Yes
           Monthly Principal Amount                                                                           10,089,582.07
           Sum of Principal Payments payable on all classes                                                    9,895,049.75
           Additional Principal  payable                                                                         194,532.32
           Additional Principal available, if payable                                                                  0.00

           Class A-2 Additional Principal allocation                                                                   0.00
           Class A-2 principal balance after current distribution                                                         -

           Class A-3 Additional Principal allocation                                                                   0.00
           Class A-3 principal balance after current distribution                                            104,955,303.92

           Class A-4 Additional Principal allocation                                                                   0.00
           Class A-4 principal balance after current distribution                                             31,345,216.00

           Class B Additional Principal allocation                                                                     0.00
           Class B principal balance after current distribution                                                5,991,412.40

           Class C Additional Principal allocation                                                                     0.00
           Class C principal balance after current distribution                                                5,012,779.83

           Class D Additional Principal allocation                                                                     0.00
           Class D principal balance after current distribution                                                3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)    Servicing Fee Percentage                                                                                    0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                  159,033,083.82
  (iii)    Servicing Fee due (( (i) / 12 ) *  (ii))                                                               53,011.03
   (iv)    Servicing Fee accrued but not paid in prior periods                                                 1,141,644.87
           Total Servicing Fee due and accrued ((iii) + (iv))                                                  1,194,655.90
           Servicing Fee carried forward                                                                       1,194,655.90

           Monthly Servicing Fee distributed                                                                           0.00


Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                                       149,433,931.64
           Required Reserve Amount (ending ADCB * 0.70%)                                                       1,046,037.52
           Prior month Reserve Fund balance                                                                    1,065,261.71
           Deposit to Reserve Fund - excess funds                                                                      0.00
           Interim Reserve Fund Balance                                                                        1,065,261.71
           Current period draw on Reserve Fund for Reserve Interest Payments                                           0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                     19,224.19
           Excess to Certificateholder                                                                                 0.00
           Ending Reserve Fund balance                                                                         1,046,037.52

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                         0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                                   0.00
           Initial Class A-1 principal balance                                 130,040,761.00

           Note factor                                                            0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                                   0.00
           Initial Class A-2 principal balance                                  66,680,434.00

           Note factor                                                            0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                                         104,955,303.92
           Initial Class A-3 principal balance                                 135,293,633.00

           Note factor                                                            0.775759373


           Class A-4
           ---------
           Class A-4 principal balance                                          31,345,216.00
           Initial Class A-4 principal balance                                  31,345,216.00

           Note factor                                                            1.000000000


           Class B
           -------
           Class B principal balance                                             5,991,412.40
           initial Class B principal balance                                     9,663,831.00

           Note factor                                                            0.619983152


           Class C
           -------
           Class C principal balance                                             5,012,779.83
           Initial Class C principal balance                                     7,731,065.00

           Note factor                                                            0.648394475


           Class D
           -------
           Class D principal balance                                             3,865,532.00
           Initial Class D principal balance                                     3,865,532.00

           Note factor                                                            1.000000000

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
  (i)      Outstanding Principal Amount of the Notes as of the preceding Distribution Date                          159,523,513.71
  (ii)     Overcollateralization Balance as of the preceding Distribution Date                                         (490,429.89)
  (iii)    Monthly Principal Amount                                                                                  10,089,582.07
  (iv)     Available Amounts remaining after the payment of interest                                                  8,334,045.37
  (v)      ADCB as of the end of the Collection Period                                                              149,433,931.64
           Cumulative Loss Amount                                                                                     1,265,106.81


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                                           1.86%
           Initial ADCB                                                                                             386,553,237.98
           Cumulative Loss Amount for current period                                                                  1,265,106.81
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance      8,387,881.94
           Class B Floor                                                                                                 67,115.09


Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                           1.09%
           Initial ADCB                                                                                             386,553,237.98
           Cumulative Loss Amount for current period                                                                  1,265,106.81
           Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                     3,375,102.11
           Class C Floor                                                                                              2,103,434.99


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                           0.47%
           Initial ADCB                                                                                             386,553,237.98
           Cumulative Loss Amount for current period                                                                  1,265,106.81
           Overcollateralization Balance                                                                               (490,429.89)
           Class D Floor                                                                                              3,572,336.91


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred  (Yes/No)                                                                                      No


10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                             386,553,237.98

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                                        -
           Percentage of Substitute Contracts replacing materially modified contracts                                         0.00%

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                 No


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                                        0.08%
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                     No
           Any Skipped Payments have been deferred later than January 1, 2006                                                   No

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                    159,033,083.82
ADCB as of the last day of the Collection Period                                                                     149,433,931.64

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                          1,437,422.15
Number of Contracts that became Defaulted Contracts during the period                                                             6
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      11.54%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                             1,691,799.12
Number of Prepaid Contracts as of the last day of the Collection Period                                                           5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts 0.00 Number of Substitute Contracts as of the last day of the Collection Period 0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                         101,200.89

Cumulative Servicer Advances paid by the Servicer                                                                     15,736,295.58
Cumulative reimbursed Servicer Advances                                                                               15,736,295.58

Delinquencies and Losses                                        Dollars                              Percent
------------------------                                        -------                              -------
           Current                                            143,083,627.10                            95.75%
           31-60 days past due                                  4,267,088.14                             2.86%
           61-90 days past due                                  1,291,153.67                             0.86%
           Over 90 days past due                                  792,062.73                             0.53%
                                                           -----------------                      ------------
           Total                                              149,433,931.64                           100.00%

           31+ days past due                                    6,350,304.54                             4.25%


   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                  7,145,311.24
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                      1,753,184.31
           Cumulative net losses to date  ((i) - (ii))                                                                5,392,126.93
           Cumulative net losses as a percentage of the initial ADCB                                                          1.39%